CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Guggenheim Timber ETF

Supplement to the currently effective Prospectus for the above-listed Fund:

The fifth and sixth sentences of the first paragraph and the fifth, seventh, eighth and ninth sentences of the second paragraph of the section titled “Additional Information About the Principal Investment Funds’ Strategies and Principal Risks—Index Methodology—Beacon Global Timber Index” are hereby deleted.

Item number four of the section titled “Additional Information About the Principal Investment Funds’ Strategies and Principal Risks—Index Construction—Beacon Global Timber Index” is hereby deleted. In addition, item number seven in the section noted above is hereby deleted and replaced with the following:

7. The constituent selection process is repeated annually and the Index rebalance is conducted quarterly; however, if there are not enough companies that meet the Index’s criteria, a reconstitution may be delayed.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

June 21, 2012
ETF-SUP-JUNE12